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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 6, 2001
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-25478                  63-1133624
      --------                      ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.     NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

      On March 6, 2001, First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank (the "Bank"), issued a press release announcing that Robert C. Redd has been elected as President and Chief Executive Officer of the Company and the Bank, effective immediately. He will also serve as a director of the Company and the Bank. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST SOUTHERN BANCSHARES, INC.


Dated: March 6, 2001                    By:/s/ Robert C. Redd
                                           -------------------------------------
                                           Robert C. Redd
                                           President and Chief Executive Officer











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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1              Press release dated March 5, 2001.










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